EXHIBIT 99.1

Sentient Brands Holdings Inc. Embarks on M&A Strategy

The Company announces its employment of a M&A strategy

New York, NY, September 21, 2022 (GLOBE NEWSWIRE) — Sentient Brands Holdings Inc. (OTC Markets: SNBH) (“Sentient Brands” and the “Company”) (www.sentientbrands.com), a next-level product and brand development company with a strategic mission to innovate cutting-edge products and services, today announced that it has launched a M&A strategy to identify high-margin, revenue generating businesses within above-average growth potential industry sectors, as potential acquisition targets. Sentient Brands is structured as holding company with the ability to own and operate a portfolio of operating business. The Company’s objective is to represent a strong value proposition for potential investors and to increase its market capitalization through M&A.

Dante Jones, the Company’s acting CEO, stated: “We believe that today’s M&A market presents numerous opportunities to better position the Company in sectors which offer exceptional growth prospects. We are excited about the launch of our M&A strategy to identify such opportunities, consistent with our continuing goal to provide our shareholders with ROI.”

Mr. Jones continued, “Wellness and science, art and technology, cannot be separated anymore – we are in a new era of augmented experience, and we are enthusiastic about the Company’s parallel strategy of employing a M&A strategy to identify exciting technologies.”

“We named our company Sentient Brands to set us apart - Sentient comes from the Latin, it describes a heightened ability to feel, to perceive, and express awareness or responsiveness. Sentient Brands values our customers’ personal well-being as much as we value the sacred well-being of our planet.”, Mr. Jones concluded.

The Company’s Chief Operating Officer, George Furlan, further stated, “I am obsessed with three things: Tomorrow’s world, today’s culture, and talent. You need to have empathy with tomorrow’s world and the way people live and think.”

About Sentient Brands Holdings Inc.

Sentient Brands Holdings Inc. (“Sentient Brands” and the “Company”) (www.sentientbrands.com) is a next-level product and brand development company with a strategic mission to innovate cutting-edge products and services. Sentient Brands, whose credo is, “We build brands people love,” is led by successful professionals rooted in luxury brand-building. As a team, the Company strives to deliver a high-performance culture, add value to its shareholders and enhance the lives of its consumers.

More on Sentient Brands Holdings Inc.:

www.sentientbrands.com

https://www.instagram.com/sentientbrands/

More on Oeuvre Skincare:

www.oeuvreskincare.com

https://www.instagram.com/oeuvre_skincare/

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created thereby. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. These forward-looking statements are based upon current estimates and assumptions. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, those factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and its other filings and submissions with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements. This press release includes forward-looking statements concerning the future performance of our business, its operations and its financial performance and condition, and also includes selected operating results presented without the context of accompanying financial results. These forward-looking statements include, among others, statements with respect to our objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. These forward-looking statements are based on our current expectations. We caution that all forward-looking information is inherently uncertain and actual results may differ materially from the assumptions, estimates or expectations reflected or contained in the forward-looking information, and that actual future performance will be affected by a number of factors, including economic conditions, technological change, regulatory change and competitive factors, many of which are beyond our control. Therefore, future events and results may vary significantly from what we currently foresee. We are under no obligation (and we expressly disclaim any such obligation) to update or alter the forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Sentient Brands Holdings Inc.

646-202-2897

info@sentientbrands.com